UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2007

Broadcom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 California Avenue, Irvine, California		92617
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 926-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Board of Directors of Broadcom Corporation elected Nariman Yousefi to succeed Dr. Ford G. Tamer as Senior Vice President & General Manager, Enterprise Networking Group, effective July 11, 2007. As previously reported, in June 2007 Dr. Tamer informed Broadcom of his resignation from that position effective in September 2007, or earlier upon the appointment of his successor. Dr. Tamer will continue as an employee of Broadcom until September 2007 to assist in the orderly transition of his duties to Mr. Yousefi.

Mr. Yousefi, who joined Broadcom in March 1994, has been responsible for the development of numerous successful products at Broadcom, and most recently served as Vice President & General Manager in charge of Broadcom’s physical layer and optical products.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

July 17, 2007	By:	Eric K. Brandt

Name: Eric K. Brandt
Title: Senior Vice President & Chief Financial Officer